EXHIBIT 10.45

                                 (TRANSLATION)

                    THAI MILITARY BANK PUBLIC COMPANY LIMITED

                               Letter of Guarantee

                               Made at Thai Military Bank Public Company Limited

                                                   7 May 1997

We, Downtown D.F.S. (Thailand) Co., Ltd., with offices at 888/60-62 Ploenchit Road, Kwaeng Lumpini, Khet Phatumwan, Bangkok, hereinafter called the "Guarantor" have made this Letter of Guarantee to Thai Military Bank Public Company Limited, hereinafter called the "Bank" as evidence of the following:

     1. Whereas the Bank has granted J.M.T. Duty Free Co., Ltd. hereinafter called the "Debtor" to borrow money, to borrow money from overdraft account, to sell discounted promissory note, to open letter of credit and to make trust receipt and packing credit, or request the Bank to issue letter of guarantee or oval or certify promissory note, or any activity creating debts, both existing at present and in the future, for a sum of Baht 100.000.000.00 (One Hundred Million Baht), the Guarantor consents to guarantee and be liable to as joint debtor for performance of the obligation and interest, compensation outstanding by the Debtor as well as encumbered charges which are accessories thereof totally or though the Debtor is in default of performance of the said obligation due to whatever reasons or bankruptcy or death or becoming incapacitated person or disappearance or removal from the domicile or could not be found or in any case thereby the Bank has not received performance of obligation, the Guarantor consents to be liable to as joint debtor for performance of obligation and interest thereof at the rate of 18.50% p.a

     2. In case the Bank has been demanded to make payment according to the letter of guarantee issued for the Debtor, it is under the Bank's discretion to make such payment without having to notify to or obtain consent from the Guarantor, and the Guarantor consents to be liable to as joint debtor to the Bank including interest thereof at the above stated rate as well as penalty, fees, other expenses incurred therefrom with no condition whatsoever.

     3. The Guarantor consents that the above stated domicile is one of the domiciles of the Guarantor. Notices of the Bank forwarded to the Guarantor at the address of the Guarantor as appeared in this Letter of Guarantee, either by registered mail or by messenger, shall be deemed as having been received by the Guarantor legitimately without regard to the fact that the Guarantor shall have received or signed for receipt of such notices in person or not.

     4. The Guarantor consents to waive the right to demand the Bank to proceed the case or enforce from the Debtor's property or the Debtor first, and this shall not deprive the Bank's right to demand or proceed the case with the Debtor or the estate or the subrogate or the Debtor's duty to perform the obligation first as the Bank deems appropriate. And in this case, if the Bank has not received performance of obligation or having received it but not in full, the Guarantor consents that such proceeding shall be the Bank's act for the Guarantor, thus the Guarantor consents to perform the outstanding obligation promptly and consents to reimburse all fees and expenses paid by the Guarantor, whether the Bank has or has not notified the Guarantor during the course of such action, though having not demand or proceed the case with the Guarantor jointly with the Debtor or the estate or the subrogate of the Debtor.

     5. This guarantee shall be in force and bind the Guarantor for as long as the existence of the Debtor's obligation to the Bank due to the fact that the obligation according to Clause 1 or 2 has not been performed to the Bank accordingly.

          a. If it appears that the obligation according to Clause 1 shall not bind the Debtor because the Debtor has made it due to misunderstanding or without authority or being incapacitated, the responsibility of the Guarantor shall not be relieved without regard whether the Guarantor knows of the said cause in entering into the agreement or not.

          b. If it appears that any act of the Bank causes the Guarantor not to be able to accept the whole or part of the rights, pledge, preferential right that the Debtor has given to the Bank, whether before or at the time of entering into this agreement, the Guarantor's liability under this agreement shall not be relieved, either in whole or in part.

          c. On every occasion that the Bank consents to postponement of performance of obligation, though having not notified the Guarantor, it shall be deemed that the Guarantor consents to the same on every occasion and the Guarantor's duty and liability shall not be relieved due to such postponement.

     6. As security for performance of this agreement, the Guarantor consents to submit
                    ----------------------------------

     7. If the Debtor is in breach of any or all Clauses of the agreement and in case it is necessary to proceed the case at a court, the Bank has the right to select to proceed the case at a civil court or a court with jurisdiction in which the domicile of the Debtor or the Bank is situated or a court with jurisdiction in which the venue where this agreement has been entered into is situated. as the Bank deems appropriate.

As evidence of this guarantee, the Guarantor hereunder signs his name in the presence of witnesses and submit this Letter of Guarantee to the Bank.

                 Signed                                 Guarantor
                        -------------------------------
                          Mr. Vichai Raksriaksorn

                  (Authorized Director to Sign Binding the Company)

                 Signed                                 Witness
                        -------------------------------
                         Mr. Sommitr Nithimethiwallop

                 Signed                                 Witness
                        -------------------------------
                         Miss Wichuda Pitakphol

                   THAI MILITARY BANK PUBLIC COMPANY LIMITED

                               Letter of Guarantee

                               Made at Thai Military Bank Public Company Limited

                                             7 May 1997

Mr. Viratana Suntaranond and/or Mr. Vichai Raksriaksorn and/or Mr. Suwan Panyapas and/or Miss Em-orn Bunkhan, residing at 141-143-145 Soi Sukha 1, Kwaeng Wat Rajbophit, Khet Phra Nakorn, Bangkok hereinafter called the "Guarantor" have made this Letter of Guarantee to Thai Military Bank Public Company Limited, hereinafter called the "Bank" as evidence of the following:

     1. Whereas the Bank has g~anted J.M.T. Duty Free Co., Ltd. hereinafter called the "Debtor" to borrow money, to borrow money from overdraft account, to sell discounted promissory note, to open letter of credit and to make trust receipt and packing credit, or request the Bank to issue letter of guarantee or oval or certify promissory note, or any activity creating debts, both existing at present and in the ffiture, for a sum of Baht 100.000.000.00 (One Hundred Million Baht), the Guarantor consents to guarantee and be liable to as joint debtor for performance of the obligation and interest, compensation outstanding by the Debtor as well as encumbered charges which are accessories thereof totally or though the Debtor is in default of performance of the said obligation due to whatever reasons or bankruptcy or death or becoming incapacitated person or disappearance or removal from the domicile or could not be found or in any case thereby the Bank has not received performance of obligation, the Guarantor consents to be liable to as joint debtor for performance of obligation and interest thereof at the rate of 18.50% p.a

     2. In case the Bank has been demanded to make payment according to the letter of guarantee issued for the Debtor, it is under the Bank's discretion to make such payment without having to notify to or obtain consent from the Guarantor, and +he Guarantor consents to be liable to as joint debtor to the Bank including interest thereof at the above stated rate as well as penalty, fees, other expenses incurred therefrom with no condition whatsoever.

     3. The Guarantor consents that the above stated domicile is one of the domiciles of the Guarantor. Notices of the Bank forwarded to the Guarantor at the address of the Guarantor as appeared in this Letter of Guarantee, either by registered mail or by messenger, shall be deemed as having been received by the Guarantor legitimately without regard to the fact that the Guarantor shall have received or signed for receipt of such notices in person or not.

     4. The Guarantor consents to waive the right to demand the Bank to proceed the case or enforce from the Debtor's property or the Debtor first, and this shall not deprive the Bank's right to demand or proceed the case with the-Debtor or the estate or the subrogate or the Debtor's duty to perform the obligation first as the Bank deems appropriate. And in this case, if the Bank has not received performance of obligation or having received it but not in full, the Guarantor consents that such proceeding shall be the Bank's act for the Guarantor, thus the Guarantor consents to perform the outstanding obligation promptly and consents to reimburse all fees and expenses paid by the Guarantor, whether the Bank has or has not notified the Guarantor during the course of such action, though having not demand or proceed the case with the Guarantor jointly with the Debtor or the estate or the subrogate of the Debtor.

     5. This guarantee shall be in force and bind the Guarantor for as long as the existence of the Debtor's obligation to the Bank due to the fact that the obligation according to Clause 1 or 2 has not been performed to the Bank accordingly.

          a. If it appears that the obligation according to Clause 1 shall not bind the Debtor because the Debtor has made it due to misunderstanding or without authority or being incapacitated, the responsibility of the Guarantor shall not be relieved without regard whether the Guarantor knows of the said cause in entering into the agreement or not.

          b. If it appears that any act of the Bank causes the Guarantor not to be able to accept the whole or part of the rights, pledge, preferential right that the Debtor has given to the Bank, whether before or at the time of entering into this agreement, the Guarantor's liability under this agreement shall not be relieved, either in whole or in part.

          c. On every occasion that the Bank consents to postponement of performance of obligation, though having not notified the Guarantor, it shall be deemed that the Guarantor consents to the same on every occasion and the Guarantor's duty and liability shall not be relieved due to such postponement.

     6. As security for performance of this agreement, the Guarantor consents to submit
                    -------------------

     7. If the Debtor is in breach of any or all Clauses of the agreement and in case it is necessary to proceed the case at a court, the Bank has the right to select to proceed the case at a civil court or a court with jurisdiction in which the domicile of the Debtor or the Bank is situated or a court with jurisdiction in which the venue where this agreement has been entered into is situated as the Bank deems appropriate.

As evidence of this guarantee, the Guarantor hereunder signs his name in the presence of witnesses and submit this Letter of Guarantee to the Bank.

     Signed                                                    Guarantor
            --------------------------------------------------
            Mr. Viratana Suntaranond/Mr. Vichai Raksriaksorn

     Signed                                                     Guarantor
            ---------------------------------------------------
            Mr. Suwan Panyapas/Miss Em-orn Bunkhan

     Signed                                 Witness
            -------------------------------
            Mr. Sommitr Nithimethiwallop

     Signed                                 Witness
            -------------------------------
            Miss Wichuda Pitakphol

                                 Loan Agreement

Agreement No. 1879

This agreement is made at Citicorp Finance and Security (Thailand) Co., Ltd. on 4 February 1997

                                     between
J.M.T. Duty Free Co., Ltd. with offices at 888/60-62 Ploenchit Road, Kwacng Lumpini, Khet Phatumwan, Bangkok (hereinafter called the "Borrower" of one part) and Citicorp Finance and Security (Thailand) Co., Ltd. with offices at 82 North Sathorn Road, 21st and 22nd Floors, Kwaeng Silom, Khet Bangrak, Bangkok (hereinafter called the "Lender" of the other part).
                                      and
Whereas the Borrower has submitted an application for a loan to the Lender, the details of which appear in the application form-dated 15 November 1996, and the Lender has considered it and approved the Borrower to obtain the loan.

Therefore, both parties agree to enter into an agreement with the terms and conditions as follows:

     1. The Borrower has borrowed money from the Lender for a sum of Baht 10,000,000. (Ten Million Baht) (hereinafter called the Principal") and the Borrower confirms that the said sum has been received from the Lender accordingly on the signing date of this agreement.

     2. The Borrower agrees to pay interest to the Lender for the principal received at the rate of 13.5% (thirteen point five) p.a. from the signing date of this agreement or at a new rate ;,hich may be lower or higher than the above stated rate; provided that the higher rate shall not exceed the maximum interest rate announced by the Lender (according to the Bank of Thailand's Notification for compliance by the Lender regarding interest and discount). The Lender shall notify the Borrower of the new interest rate from time to time whereby the Borrower agrees to pay interest to the Lender at the new rate as notified by the Lender with no dispute whatsoever. The Borrower agrees to repay the principal together with the interest at the rate prevailing on the maturity date to the Lender whereby making monthly payment under this agreement to the Lender in full and/or in case of change of the said interest rate the Borrower consents the Lender to change the sum of monthly payment to be paid by the Borrower under this agreement.

     3. The Borrower agrees to pay interest according to Clause 2 and repay the principal in monthly installment to the Lender. The first installment to be paid for a sum of Baht 129,840.- by 4 March 1997, thereafter the Borrower shall make payment of monthly installment of Baht 129,840.- by the 4th of every month at the Lender's offices until repayment shall be made in full to the Lender.

          In paying in installment according to the previous paragraph, the Borrower agrees that the fees and expenses incurred from default of payment by the Borrower in any installment shall be deducted first, then all outstanding interest shall be deducted, the balance of which shall be payment of the principal respecively.

     4. The Borrower has the right to repay the principal in full prior to the maturity date of this loan agreement. In this respect, the Borrower shall notify the Lender in writing of repayment of the principal in full for not less than one month in advance. If repayment of the principal in full shall be in the following period:

          within the period of one year from the signing date of this agreement, the Borrower shall be subject to penalty fee at the rate of 2% of the principal; and

          within the period of two year from the signing date of this agreement, the Borrower shall be subject to penalty fee at the rate of 1% of the principal.

     5. In addition to the right according to Clause 4, the Borrower has the right to repay part of the principal whereby each part of the principal to be repaid on each occasion shall not be less than Baht 10,000.- (Ten Thousand Baht). In this respect, the Borrower shall notify the Lender in writing of the said intention not less than one month in advance. Though such repayment shall result in reduction of the principal under this agreement, the Borrower must pay monthly installment according to this agreement until the outstanding principal shall be repaid in full and/or in case of repayment of part of the principal, the Borrower consents the Lender to change the sum of monthly installment to be paid by the Borrower under this agreement.

     6. If the Borrower is in default of payment of the principal and/or interest for any installment according to the date specified in Clause 3, the Borrower agrees to pay interest during the period of default of payment to the Lender at the rate charged by the Lender to the defaulted debtors as announced by the Lender (according to the Bank of Thailand's Notification for compliance by the Lender regarding interest and discount) from the outstanding principal during the period of default of payment and pay penalty fee in case of default of payment at the rate of 2% p.a. of the outstanding principal from the due date according to Clause 3 to the Lender until the Borrower shall have performed according to this agreement or until the Lender shall ha`,e received payment of the outstanding principal in full as the Lender deems appropriate on a case by case basis.

     7. The specified due date of repayment in Clause 3, shall not deprive the Lender of the right to demand the Borrower to perform the obligation in whole or in part prior to such date as the-Lender deems appropriate, and without having to explain the reason to the Borrower in any way. The Borrower agrees that in case the Lender has notified such demand, the Borrower shall perform the obligation according to the demand promptly or not later than seven days from the date of receipt of the notice and shall not cite the time clause as defense against the Lender.

     8. If the Borrower is in default of payment of the principal and/or interest for any installment according to the date specified in Clause 3, or is in breach of any clause of this agreement, in addition to all rights the Lender has according to law, the Lender has the right to demand the Borrower to repay the outstanding principal and interest thereof immediately, and the Borrower consents to compensate for the damages to the Lender immediately for all damages derived from the default of payment or breach of agreement by the Borrower such as expenses on warning and demand, proceeding the case, execution for performance of obligation including the interest charged at the maximum rate according to Clause 2, or the interest during the period of default of payment according to Clause 6, as well as penalty fee in case of default of payment according to Clause 6 of this agreement until the Lender shall have received performance of obligation in full.

     9. As collateral for performance of obligation by the Borrower to the Lender under this agreement, the Borrower agrees to register mortgages of the plots of land: Title Deed Nos. 82944, 42142, 42143, and 42144, Survey Nos. 5320, 3082, 3081, and 3080 Cadastral 3Tor.lOr., 3Tor.lOr., 4746, 9874-12, 47461, and 9872-12, Land Nos. 32, 3170, 1981, and 1982,
          Chang Klan Sub-District, Muang Chiangmai District, Chiangmai Province, with land areas twenty-two, forty-four, forty-four, and forty-four square wah respectively, with structures situated on the said plots of land, existing at present or in the future, with the Lender and agree that the Lender shall hold the said title deeds until the Lender shall have received performance of obligation under this agreement accordingly and redemption of the mortgages to the Borrower. In addition, the Borrower has brought Mr. Wichai Raksri-aksorn to bind himself as the Guarantor of the Borrower to the Lender

     10. In case of default of payment according to Clause 8, the Lender has the right to immediately enforce the mortgages of the property according to Clause 9 for auction. The Borrower consents the Lender to allocate the net proceeds derived from the auction, or in case of foreclosure, for performance of obligation including various accessories incurred or may be derived from default of payment. If the net proceeds from the auction or the price of property in case of foreclosure is less than the said obligation and accessories, the Borrower consents to pay the Lender of the short amount accordingly.

     11. The Borrower agrees to maintain the mortgaged property with cautiousness in order that damage or loss or deterioration shall not occur causing such property's value to be less than the mortgage amounts, and shall not cause any encumbrance to the mortgaged property. In case value of the mortgaged property depreciates due to the fault of the Borrower or any person, the Lender has the right to request the Borrower to mortgage other property to make it equal in value to the obligation according to Clause 1. If the Borrower refuses or fails to do so within 30 days, the Lender has the right to immediately terminate this agreement and demand the Borrower to pay various fees, outstanding principal and interest under this agreement in full or enforce the mortgages.

     12. The Borrower agrees to arrange for insurance of the structures existing at the time of entering into this agreement or in the future with an insurance company approved by the Lender for the insured sum specified by the Lender as it is deemed appropriate but this shall not deprive the Borrower of the right to insure for higher insured sum.
          The Borrower shall pay for the insurance premiums for the said insurance, and the Lender has the right to request the Borrower to indicate the name of the Lender or endorsement to the Lender as beneficiary in the insurance policies. If the Borrower does not arrange for the said insurance and the Lender has arranged for it, the Borrower must reimburse the insurance premiums to the Lender in full within one month from the date of notification by the Lender. If the Lender does not pay the insurance premium, the Borrower consents the Lender to include it in the outstanding amount and consents to interest charge at the same rate as specified in Clause 2 of the said amount until the Borrower shall have paid it accordingly. The Lender shall maintain the said insurance policies.

          The Borrower must renew the said insurance policies to be valid at all times while this loan agreement is in force whereby the Borrower shall pay for all insurance premiums of such renewal. In case the Borrower does not pay the insurance premiums for renewal and the Lender has paid for it, the Borrower consents the Lender to deduct the same from the monthly installment made according to Clause 3 in the following month, the balance of which shall be paid for the interest and the principal respectively.

          In case the Borrower does not renew the said insurance or does not pay the insurance premiums that the Lender has arranged for the insurance as specified in the previous paragraph, the Lender has the right to immediately request for performance of obligation by the Borrower in full whereby the Lender may not exercise the right according to the first and the second paragraph.

     13. The Borrower shall pay for all duty stamps affixed to this agreement including fees and duties for registration of the mortgages as collateral for performance of obligation and redemption (if any) as well as service fees on registration of the mortgages, fees on appraisal of property and other expenses.

     14. All agreements specified in the Mortgage Agreement and the Addendum to Mortgage Agreement entered into by the Borrower andlor the Mortgagor with the Lender, any of which not appearing in this agreement, the Borrower acknowledges the same and it shall be deemed part of this agreement, binding the Borrower to comply with accordingly.

     15. The Borrower agrees that if the Borrower moves from the above stated address in this agreement, the Borrower shall notify the Lender in writing within 15 days, otherwise it shall be deemed that the Borrower is in breach of a substantial agreement, and the Lender has the right to immediately demand performance of obligation in full from the Borrower.

     16. All written documents, letters, and notices forwarded by the Lender to the Borrower at the above stated address or the new address as notified by the Borrower to the Lender in writing according to Clause iS, shall be deemed as-having been forwarded legitimately and that the Borrower has received the same legitimately.

Both parties, having read this agreement and understood it entirely, hereunder sign his name in the presence of witnesses.


             Signed                             Borrower
                   ----------------------------
                    J.M.T. Duty Free Co., Ltd.
                    by Mr. Vichai Raksriaksorn

             Signed                             Witness
                    ---------------------------
                      Mr. Kittisak Inpan

             Signed                             Witness
                    ---------------------------
                      Mr. Niyom Chantaklang